                                                                    EXHIBIT 20.1

                        WFS FINANCIAL 2003-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class A-1


Original Principal Balance                                       275,000,000.00



                                                                                                                   PER $1000
                                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                                  TOTALS         BALANCE
                 Principal Amount of Notes as of Prior Distribution Date                     176,108,975.77        640.396276

                 Principal Amount of Notes as of Current Distribution Date                    48,634,875.18        176.854092

                               Pool Factor                                                         0.176854

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Quarterly Principal Distributable Amount            127,474,100.59                           463.542184
                 Plus: Prior Principal Carryover                                    0.00                             0.000000
                                                                       -----------------
                 Total Principal Distributable Amount                     127,474,100.59                           463.542184

                 Principal Distribution Amount                            127,474,100.59                           463.542184
                                                                       -----------------

                 Current Principal Carryover                                                           0.00          0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Quarterly Interest Distributable Amount                 508,001.02                             1.847276
                 Plus: Prior Interest Carryover                                     0.00                             0.000000
                                                                       -----------------
                 Total Interest Distributable Amount                          508,001.02                             1.847276

                 Interest Distribution Amount                                 508,001.02                             1.847276
                                                                       -----------------

                 CURRENT INTEREST CARRYOVER                                                            0.00          0.000000


                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                        ORIG PRIN BAL
                 Aggregate Principal Balance                            1,423,634,875.18                           862.809015

                 Servicing Fee                                              4,719,329.00                             2.860199

                 Spread Account                                            63,885,415.27                            38.718433
                 Net Change in Spread Account                              21,203,071.40                                  n/a

                        WFS FINANCIAL 2003-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class A-2




Original Principal Balance                                       370,000,000.00



                                                                                                           PER $1000
                                                                                                           ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS        BALANCE
                 Principal Amount of Notes as of Prior Distribution Date              370,000,000.00        1000.000000

                 Principal Amount of Notes as of Current Distribution Date            370,000,000.00        1000.000000

                                      Pool Factor                                           1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Quarterly Principal Distributable Amount                0.00                             0.000000
                 Plus: Prior Principal Carryover                              0.00                             0.000000
                                                                  ----------------
                 Total Principal Distributable Amount                         0.00                             0.000000

                 Principal Distribution Amount                                0.00                             0.000000
                                                                  ----------------

                 Current Principal Carryover                                                    0.00           0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Quarterly Interest Distributable Amount         1,461,500.00                             3.950000
                 Plus: Prior Interest Carryover                               0.00                             0.000000
                                                                  ----------------
                 Total Interest Distributable Amount                  1,461,500.00                             3.950000

                 Interest Distribution Amount                         1,461,500.00                             3.950000
                                                                  ----------------

                 Current Interest Carryover                                                     0.00           0.000000


                                                                                                           PER $1000
                                                                                                           AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                  ORIG PRIN BAL
                 Aggregate Principal Balance                      1,423,634,875.18                           862.809015

                 Servicing Fee                                        4,719,329.00                             2.860199

                 Spread Account                                      63,885,415.27                            38.718433
                 Net Change in Spread Account                        21,203,071.40                                  n/a

                        WFS FINANCIAL 2003-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                   Class A-3A



Original Principal Balance                                        203,000,000.00



                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS           BALANCE
                 Principal Amount of Notes as of Prior Distribution Date                       203,000,000.00          1000.000000

                 Principal Amount of Notes as of Current Distribution Date                     203,000,000.00          1000.000000

                                                   Pool Factor                                       1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Quarterly Principal Distributable Amount                         0.00                               0.000000
                 Plus: Prior Principal Carryover                                       0.00                               0.000000
                                                                       --------------------
                 Total Principal Distributable Amount                                  0.00                               0.000000

                 Principal Distribution Amount                                         0.00                               0.000000
                                                                       --------------------

                 Current Principal Carryover                                                             0.00             0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Quarterly Interest Distributable Amount                  1,162,175.00                               5.725000
                 Plus: Prior Interest Carryover                                        0.00                               0.000000
                                                                       --------------------
                 Total Interest Distributable Amount                           1,162,175.00                               5.725000

                 Interest Distribution Amount                                  1,162,175.00                               5.725000
                                                                       --------------------

                 Current Interest Carryover                                                              0.00             0.000000


                                                                                                                      PER $1000
                                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                             ORIG PRIN BAL
                 Aggregate Principal Balance                               1,423,634,875.18                             862.809015

                 Servicing Fee                                                 4,719,329.00                               2.860199

                 Spread Account                                               63,885,415.27                              38.718433
                 Net Change in Spread Account                                 21,203,071.40                                    n/a

                        WFS FINANCIAL 2003-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                   Class A-3B



Original Principal Balance                                        367,000,000.00



                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS       BALANCE
                 Principal Amount of Notes as of Prior Distribution Date                       367,000,000.00      1000.000000

                 Principal Amount of Notes as of Current Distribution Date                     367,000,000.00      1000.000000

                                                   Pool Factor                                       1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Quarterly Principal Distributable Amount                         0.00                           0.000000
                 Plus: Prior Principal Carryover                                       0.00                           0.000000
                                                                       --------------------
                 Total Principal Distributable Amount                                  0.00                           0.000000

                 Principal Distribution Amount                                         0.00                           0.000000
                                                                       --------------------

                 Current Principal Carryover                                                             0.00         0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Quarterly Interest Distributable Amount                  1,219,255.56                           3.322222
                 Plus: Prior Interest Carryover                                        0.00                           0.000000
                                                                       --------------------
                 Total Interest Distributable Amount                           1,219,255.56                           3.322222

                 Interest Distribution Amount                                  1,219,255.56                           3.322222
                                                                       --------------------

                 Current Interest Carryover                                                              0.00         0.000000


                                                                                                                  PER $1000
                                                                                                                  AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                         ORIG PRIN BAL
                 Aggregate Principal Balance                               1,423,634,875.18                         862.809015

                 Servicing Fee                                                 4,719,329.00                           2.860199

                 Spread Account                                               63,885,415.27                          38.718433
                 Net Change in Spread Account                                 21,203,071.40                                n/a

                        WFS FINANCIAL 2003-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class A-4



Original Principal Balance                                        435,000,000.00



                                                                                                                    PER $1000
                                                                                                                    ORIG PRIN
AGGREGATE BALANCES:                                                                                     TOTALS       BALANCE
                 Principal Amount of Notes as of Prior Distribution Date                        435,000,000.00      1000.000000

                 Principal Amount of Notes as of Current Distribution Date                      435,000,000.00      1000.000000

                                                   Pool Factor                                        1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Quarterly Principal Distributable Amount                         0.00                            0.000000
                 Plus: Prior Principal Carryover                                       0.00                            0.000000
                                                                       --------------------
                 Total Principal Distributable Amount                                  0.00                            0.000000

                 Principal Distribution Amount                                         0.00                            0.000000
                                                                       --------------------

                 Current Principal Carryover                                                              0.00         0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Quarterly Interest Distributable Amount                  3,534,375.00                            8.125000
                 Plus: Prior Interest Carryover                                        0.00                            0.000000
                                                                       --------------------
                 Total Interest Distributable Amount                           3,534,375.00                            8.125000

                 Interest Distribution Amount                                  3,534,375.00                            8.125000
                                                                       --------------------

                 Current Interest Carryover                                                               0.00         0.000000


                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL
                 Aggregate Principal Balance                               1,423,634,875.18                          862.809015

                 Servicing Fee                                                 4,719,329.00                            2.860199

                 Spread Account                                               63,885,415.27                           38.718433
                 Net Change in Spread Account                                 21,203,071.40                                 n/a